                     UNIVERSAL CAPITAL GROWTH FUND (the "Fund"),
             a series of Universal Capital Investment Trust (the "Trust")

                 SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED JANUARY 28, 1997
                            -----------------------

New Investment Adviser. On August 15, 1997, Graver, Bokhof, Goodwin & Sullivan ("GBGS") assumed the investment management of the Fund pursuant to a new investment advisory agreement approved by the shareholders of the Fund. The new investment advisory agreement is on the same terms and conditions as the prior investment advisory agreement with Integrated Financial Services, Inc. ("IFS") except that it is dated as of August 15, 1997 and will be in effect for an initial term ending March 31, 1999.

Information Regarding GBGS. Graver, Bokhof, Goodwin & Sullivan, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4005, is a registered investment adviser whose predecessor firm was founded in 1981. The firm, a limited partnership organized under the laws of the State of Illinois, is owned by its principals who also have ownership interests in three other advisory firms. The combined assets under management for the affiliated firms exceed $1 billion, with investment management provided to both institutional and individual clients. Among the firms there are 16 professional and 11 staff members who provide investment and administrative services to clients in equity, fixed income and venture capital portfolio management. The names and principal occupations of the General Partners of GBGS are as follows:


Name                       Principal Occupation
----                       --------------------

Steven F. Graver           Partner, Graver, Bokhof, Goodwin & Sullivan

H. Steel Bokhof, Jr.       Partner, Graver, Bokhof, Goodwin & Sullivan

Andrew J. Goodwin, III*    Partner, Graver, Bokhof, Goodwin & Sullivan

James F. Sullivan          Partner, Graver, Bokhof, Goodwin & Sullivan
                           Principal, Burnham, Sullivan, Andelbradt & Co.

____________________
* as 85% General Partner of Goodwin Investors L.P.

Trustees. Effective August 15, 1997, the shareholders elected a new board of trustees. The following table shows each trustee and such person's age as of May 31, 1997, principal occupation or employment during the past five years and other board memberships.

Name, Age and Five-Year Business Experience
-------------------------------------------

Andrew J. Goodwin, III (53)
     General Partner of GBGS since 1991; Managing Director of Garzarelli Investment Management, LLC, since 1995; Treasurer and Secretary of The Garzarelli Funds since 1997

William J. Breen (59)
     Principal, Financial Computer Services and Disciplined Investment Advisors, Inc. since 1972; Professor of Finance, Northwestern University since 1974

Robert F. Seebeck (71)
     Retired; formerly, Managing Director of Russell Reynolds Associates, Inc., August, 1974 through December 1996; Vice President and Director of Smith Barney & Co., June 1960 through August 1974.

Alan L. Zable (61)
     Consultant since January 1, 1995; Senior Vice President and Treasurer, Midwest Stock Exchange, Incorporated, April 1988 through December 1994; Managing Director and Chief Financial Officer, Mesirow Financial Services, Inc. (financial services holding company), prior thereto




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